Exhibit 99.2

Consolidated Balance Sheets	Amounts in thousands
Unaudited
Last updated April 29, 2009	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2006	2006	2006	2006	2007	2007	2007	2007	2008	2008	2008	2008	2009
Assets
Current assets:
Cash and cash equivalents	42,444	30,546	38,114	39,208	44,899	33,842	33,109	43,681	44,591	52,781	51,145	51,405	51,462
Short-term investments	27,063	35,203	36,906	39,127	37,578	52,911	56,823	52,644	36,585	41,540	46,444	34,412	36,517
Accounts receivable	31,615	26,250	25,347	32,021	25,050	27,797	24,690	29,480	27,503	26,722	27,820	36,770	24,220
Term receivables	17,268	19,255	22,587	23,806	20,555	15,756	13,773	13,069	9,616	8,814	6,875	5,752	4,810
Less allowance for doubtful accounts	(2,090)	(2,331)	(3,225)	(2,621)	(2,273)	(2,046)	(2,009)	(1,918)	(2,056)	(2,177)	(2,148)	(2,277)	(1,901)
Prepaid & other current assets	2,439	2,514	2,874	2,498	3,676	4,980	5,786	5,979	6,773	7,082	7,497	7,531	7,593
Total current assets	118,739	111,437	122,603	134,039	129,485	133,240	132,172	142,935	123,012	134,762	137,633	133,593	122,701

Long-term investments	-	-	-	-	-	-	-	-	17,810	11,925	4,612	4,963	4,980
Property and equipment, net	6,632	8,620	8,470	10,073	10,715	10,494	10,451	10,856	10,807	10,798	10,377	10,141	9,187
Term receivables, noncurrent	12,611	15,765	22,193	24,805	19,349	13,239	11,170	9,859	8,059	5,728	4,420	3,547	2,804
Intangible and other assets, net	1,447	9,699	9,302	9,325	9,380	9,352	9,221	10,136	10,016	10,025	10,268	10,093	9,274
Total assets	139,429	145,521	162,568	178,242	168,929	166,325	163,014	173,786	169,704	173,238	167,310	162,337	148,946

Liabilities, Preferred Stock and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	9,231	8,970	8,591	12,005	13,818	14,688	14,855	15,790	18,146	17,919	17,405	16,223	14,309
Commissions and bonuses payable	3,706	3,066	4,001	4,069	2,902	2,918	2,889	5,044	3,531	4,279	4,351	5,665	3,084
Current portion of long-term debt	30	35	35	31	32	32	42	43	44	44	45	46	46
Deferred revenue	54,191	56,222	59,218	67,560	67,444	66,660	69,665	76,995	73,575	76,693	72,008	77,584	72,885
Total current liabilities	67,158	68,293	71,845	83,665	84,196	84,298	87,451	97,872	95,296	98,935	93,809	99,518	90,324

Deferred revenue, noncurrent	26,715	31,012	43,402	47,018	41,241	41,718	37,139	37,665	38,079	39,289	37,201	35,614	30,322
Long-term debt	109	123	113	85	77	69	79	68	57	45	34	22	10

Preferred stock	-	-	-	-	-	-	-	-	-	-	-	-	-

Stockholders' equity (deficit):
Common stock and warrants	32	32	32	33	33	33	33	33	34	34	34	34	34
Additional paid-in capital	79,536	81,856	83,428	86,069	88,064	90,750	92,486	95,377	97,107	99,187	101,337	102,662	104,345
Treasury stock, at cost	-	-	-	-	-	-	-	-	-	-	-	(13,209)	(15,007)
Other comprehensive income (loss)	(393)	(312)	(250)	(332)	(384)	(504)	(551)	(292)	(536)	(787)	(193)	1,916	1,875
Accumulated deficit	(33,728)	(35,483)	(36,002)	(38,296)	(44,298)	(50,039)	(53,623)	(56,937)	(60,333)	(63,465)	(64,912)	(64,220)	(62,957)
Total stockholders' equity	45,447	46,093	47,208	47,474	43,415	40,240	38,345	38,181	36,272	34,969	36,266	27,183	28,290
Total liabilities, preferred stock and
stockholders' equity	139,429	145,521	162,568	178,242	168,929	166,325	163,014	173,786	169,704	173,238	167,310	162,337	148,946

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Operations
Unaudited	Amounts in thousands
Last updated April 29, 2009
	2006					2007					2008					2009
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1
Revenue:
Software, hosting and support	19,310	20,636	23,754	22,557	86,257	19,819	20,693	22,366	24,105	86,983	24,556	25,573	25,956	26,491	102,576	26,045
Professional services	5,321	6,272	6,334	6,204	24,131	5,883	5,772	6,880	6,559	25,094	8,342	9,648	10,281	9,588	37,859	9,992
Total revenue	24,631	26,908	30,088	28,761	110,388	25,702	26,465	29,246	30,664	112,077	32,898	35,221	36,237	36,079	140,435	36,037

Cost of revenue:
Software, hosting and support	2,771	3,159	3,667	3,663	13,260	4,394	4,565	4,604	4,848	18,411	5,035	5,043	5,305	5,014	20,397	4,949
Professional services	4,104	4,941	4,969	5,096	19,110	5,171	5,036	5,667	6,138	22,012	7,285	7,810	8,133	7,212	30,440	7,008
Total cost of revenue	6,875	8,100	8,636	8,759	32,370	9,565	9,601	10,271	10,986	40,423	12,320	12,853	13,438	12,226	50,837	11,957

Gross profit	17,756	18,808	21,452	20,002	78,018	16,137	16,864	18,975	19,678	71,654	20,578	22,368	22,799	23,853	89,598	24,080

Operating expenses:
Sales and marketing	13,726	14,852	16,535	16,391	61,504	15,727	15,788	16,516	17,087	65,118	16,818	17,627	16,889	16,294	67,628	14,863
Research and development	3,130	3,476	3,740	4,132	14,478	4,296	4,343	4,308	4,137	17,084	4,486	4,507	4,671	4,628	18,292	4,756
General and administrative	2,056	2,709	2,333	2,480	9,578	2,860	3,178	2,680	2,782	11,500	3,516	3,890	3,215	2,994	13,615	3,446
Total operating expenses	18,912	21,037	22,608	23,003	85,560	22,883	23,309	23,504	24,006	93,702	24,820	26,024	24,775	23,916	99,535	23,065

Operating income (loss)	(1,156)	(2,229)	(1,156)	(3,001)	(7,542)	(6,746)	(6,445)	(4,529)	(4,328)	(22,048)	(4,242)	(3,656)	(1,976)	(63)	(9,937)	1,015
Interest and other income (expense), net	672	768	740	884	3,064	828	885	1,004	966	3,683	938	519	552	687	2,696	401

Income (loss) before income taxes	(484)	(1,461)	(416)	(2,117)	(4,478)	(5,918)	(5,560)	(3,525)	(3,362)	(18,365)	(3,304)	(3,137)	(1,424)	624	(7,241)	1,416
(Provision) benefit for income taxes	44	(294)	(103)	(177)	(530)	(84)	(181)	(59)	48	(276)	(92)	5	(23)	68	(42)	(153)
Net income (loss)	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263

Net income (loss) per share:
Basic	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)	$ (0.09)	$ (0.04)	$ 0.02	$ (0.22)	$ 0.04
Diluted	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)	$ (0.09)	$ (0.04)	$ 0.02	$ (0.22)	$ 0.04

Shares used in the computation:
Basic	31,943	32,172	32,316	32,529	32,241	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	32,692	33,362	31,784
Diluted	31,943	32,172	32,316	32,529	32,241	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	33,204	33,362	32,249

Supplemental information of stock-based
compensation expense included in:
Cost of software, hosting and support	38	55	52	48	193	58	79	84	67	288	77	79	87	80	323	96
Cost of professional services	97	137	124	113	471	125	149	217	156	647	153	165	158	162	638	133
Sales and marketing	366	535	529	499	1,929	658	731	542	333	2,264	538	595	738	583	2,454	622
Research and development	159	233	230	212	834	226	289	166	206	887	235	242	252	240	969	262
General and administrative	123	718	179	181	1,201	235	743	199	208	1,385	263	816	297	265	1,641	403
Total stock-based compensation	783	1,678	1,114	1,053	4,628	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Cash Flow		Amounts in thousands
Unaudited
Last updated April 29, 2009	2006					2007					2008					2009
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1
Operating activities
Net income (loss)	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263
Noncash adjustments:
Depreciation and amortization	1,105	1,337	1,556	1,683	5,681	1,675	1,880	1,869	1,842	7,266	1,954	1,956	1,956	1,905	7,771	1,887
Provision for losses on accounts receivable	(248)	7	292	255	306	(69)	13	401	39	384	89	26	64	33	212	57
Stock-based compensation expense	783	1,678	1,114	1,053	4,628	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516
Changes in operating accounts:
Receivables	(9,798)	1,386	(8,117)	(10,958)	(27,487)	15,427	8,224	6,933	(3,032)	27,552	7,447	4,062	1,143	(7,878)	4,774	13,569
Prepaid and other current assets	(167)	8	(225)	193	(191)	(1,471)	(1,612)	(803)	(1,143)	(5,029)	(852)	(804)	(1,168)	(900)	(3,724)	399
Accounts payable and accrued liabilities	1,191	(638)	(373)	3,277	3,457	1,748	810	89	1,041	3,688	2,292	(257)	42	(720)	1,357	(1,823)
Commissions and bonusses payable	787	(752)	932	58	1,025	(1,171)	(1)	(47)	2,176	957	(1,523)	742	166	1,545	930	(2,553)
Deferred revenue	12,976	5,349	15,184	11,273	44,782	(6,056)	(814)	(2,143)	8,407	(606)	(3,434)	4,001	(3,566)	7,168	4,169	(9,429)
Other	(137)	244	(8)	(249)	(150)	(23)	13	(130)	132	(8)	(173)	83	(52)	635	493	-
Cash provided (used) by operating activities	6,052	6,864	9,836	4,291	27,043	5,360	4,763	3,793	7,118	21,034	3,670	8,574	(1,330)	3,810	14,724	4,886

Investing activities
Acquistion of property and equipment	(1,140)	(2,770)	(1,020)	(2,828)	(7,758)	(1,987)	(1,351)	(1,426)	(2,436)	(7,200)	(1,522)	(1,536)	(1,309)	(1,425)	(5,792)	(685)
Business acquisitions	-	(8,731)	-	-	(8,731)	-	-	-	-	-	-	-	-	-	-	-
Change in investments, net	(3,749)	(8,140)	(1,638)	(2,285)	(15,812)	1,549	(15,333)	(3,912)	4,179	(13,517)	(1,970)	748	2,218	12,435	13,431	(2,251)
Other	(10)	-		(3)	(13)	(29)	(32)	1	17	(42)	(-)	(-)	-	-	(-)	(-)
Cash provided (used) for investing activities	(4,899)	(19,641)	(2,658)	(5,116)	(32,314)	(467)	(16,716)	(5,337)	1,760	(20,759)	(3,492)	(788)	909	11,010	7,639	(2,936)

Financing activities
Net proceeds from (payments on) long-term debt	(7)	(7)	(9)	(32)	(55)	(7)	(8)	(10)	(10)	(35)	(11)	(11)	(11)	(10)	(43)	(11)
Proceeds from issuance of stock:
Common stock issued under employee benefit plans	432	567	363	1,359	2,721	643	536	509	1,966	3,653	414	234	618	130	1,396	78
Common stock repurchase (Treasury)	-	-	-	-	-	-	-	-	-	-	-	-	-	(13,209)	(13,209)	(1,798)
Other	-	-	-	400	400	49	160	19	(45)	183	51	(53)	-	(133)	(135)	89
Cash provided (used) by financing activities	425	560	354	1,727	3,066	685	688	518	1,911	3,801	454	170	607	(13,222)	(11,991)	(1,642)

Effect of foreign exchange rates	(8)	319	36	192	539	113	208	293	(217)	397	278	234	(1,822)	(1,338)	(2,648)	(251)

Net change in cash and cash equivalents	1,570	(11,898)	7,568	1,094	(1,666)	5,691	(11,057)	(733)	10,572	4,473	910	8,190	(1,636)	260	7,724	57

Cash and cash equivalents at beginning of period	40,874	42,444	30,546	38,114	40,874	39,208	44,899	33,842	33,109	39,208	43,681	44,591	52,781	51,145	43,681	51,405
Cash and cash equivalents at end of period	42,444	30,546	38,114	39,208	39,208	44,899	33,842	33,109	43,681	43,681	44,591	52,781	51,145	51,405	51,405	51,462

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet		Amounts in thousands
Unaudited		2006					2007					2008					2009
Last updated April 29, 2009		Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

Revenue	Recurring	13,977	15,083	16,710	17,678	63,448	19,225	20,341	21,813	23,541	84,920	24,412	25,459	25,917	26,476	102,264	25,955
Mix	Perpetual	5,333	5,553	7,044	4,879	22,809	594	352	553	564	2,063	144	114	39	15	312	90
(in thousands)	Professional services	5,321	6,272	6,334	6,204	24,131	5,883	5,772	6,880	6,559	25,094	8,342	9,648	10,281	9,588	37,859	9,992
	Total	24,631	26,908	30,088	28,761	110,388	25,702	26,465	29,246	30,664	112,077	32,898	35,221	36,237	36,079	140,435	36,037

Revenue	Recurring	56%	56%	56%	61%	57%	75%	77%	74%	77%	76%	75%	73%	72%	73%	73%	72%
Mix	Perpetual	22%	21%	23%	17%	21%	2%	1%	2%	2%	2%	0%	0%	0%	0%	0%	0%
(% of total)	Professional services	22%	23%	21%	22%	22%	23%	22%	24%	21%	22%	25%	27%	28%	27%	27%	28%

Revenue by	Americas	17,368	20,072	23,847	21,235	82,522	18,472	18,908	20,687	21,473	79,540	22,357	23,384	25,187	26,712	97,640	26,997
Geography	Europe	5,014	5,335	4,732	5,520	20,601	5,359	5,321	5,958	6,923	23,561	8,066	8,876	8,082	6,922	31,946	6,440
(in thousands)	Asia Pacific	2,249	1,501	1,509	2,006	7,265	1,871	2,236	2,601	2,268	8,976	2,475	2,961	2,968	2,445	10,849	2,600

Revenue by	Americas	71%	74%	79%	74%	74%	72%	72%	71%	70%	71%	67%	67%	70%	74%	69%	75%
Geography	Europe	20%	20%	16%	19%	19%	21%	20%	20%	23%	21%	25%	25%	22%	19%	23%	18%
(% of total)	Asia Pacific	9%	6%	5%	7%	7%	7%	8%	9%	7%	8%	8%	8%	8%	7%	8%	7%

Deferred	Current	54,191	56,222	59,218	67,560		67,444	66,660	69,665	76,995		73,575	76,693	72,008	77,584		72,885
Revenue	Non-current	26,715	31,012	43,402	47,018		41,241	41,718	37,139	37,665		38,079	39,289	37,201	35,614		30,322
(in thousands)	Total	80,906	87,234	102,620	114,578		108,685	108,378	106,804	114,660		111,654	115,982	109,209	113,198		103,207

Term Receivables	Current	17,268	19,255	22,587	23,806		20,555	15,756	13,773	13,069		9,616	8,814	6,875	5,752		4,810
(in thousands)	Non-current	12,611	15,765	22,193	24,805		19,349	13,239	11,170	9,859		8,059	5,728	4,420	3,547		2,804
	Total	29,879	35,020	44,780	48,611		39,904	28,995	24,943	22,928		17,675	14,542	11,295	9,299		7,614

Net Deferred	Current	36,923	36,967	36,631	43,754		46,889	50,904	55,892	63,926		63,959	67,879	65,133	71,832		68,075
Revenue	Non-current	14,104	15,247	21,209	22,213		21,892	28,479	25,969	27,806		30,020	33,561	32,781	32,067		27,518
(in thousands)	Total	51,027	52,214	57,840	65,967		68,781	79,383	81,861	91,732		93,979	101,440	97,914	103,899		95,593

Customers	New	97	261	83	79	520	62	74	60	60	256	64	73	68	59	264	26
	Total (~)	1,500	1,700	1,800	1,800		1,800	1,800	1,800	1,800		1,800	1,900	1,900	1,900		1,900
	Interactions (in millions)	281	223	261	285	1,050	352	332	347	436	1,467	463	477	576	583	2,099	606

Employees	Worldwide	578	649	654	658		679	698	691	686		718	765	777	737		742

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.